Exhibit 4.6

PURCHASE AGREEMENT NUMBER PA-4077

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION LIMITED

Relating to

Boeing Model 737-800 Aircraft

with

CHINA EASTERN AVIATION IMPORT &

EXPORT CORPORATION

and

EASTERN AIR OVERSEAS (HONG KONG) LTD.

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES

Article 1	Quantity, Model and Description

Article 2	Delivery Schedule

Article 3	Price

Article 4	Payment

Article 5	Additional Terms

TABLE

1	Aircraft Information Table

EXHIBIT

A	Aircraft Configuration

B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features

BFE1	BFE Variables

CS1	Customer Support Variables

EE1	Engine Escalation Engine Warranty and Patent Indemnity

SLP1	Service Life Policy Components

CEA-PA-4077	PA Page i

BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1302559	Aircraft Model Substitution

LA-1302561	Government Approval

LA-1302562	Liquidated Damages Non-Excusable Delay

LA-1302564	Performance Guarantees 737-800

LA-1302566	Significant lmprovement-737NG

LA-1302568	Special Matters

LA-1302595	Board Approval

LA-1302596	Shareholder Approval

LA-1302601	Payment Matters

LA-1302604	Special Escalation Program

LA-1303852	Volume Agreement

LA-1302565	Trade In Matters

LA-1304206	China Package Deal Terms

LA-1400328	Supplemental Advance Payment Matters

LA-1400329	Trade-In Additional Matters

LETTERS

LA-1304206	China Package Deal Terms

6-1165-MAM-739	Used Aircraft Trade-In – Total Hull Loss

CEA-PA-4077	PA Page ii

BOEING PROPRIETARY

Purchase Agreement No. PA-4077

between

The Boeing Company

and

China Eastern Airlines Corporation Limited

This Purchase Agreement No. PA-4077 between The Boeing Company, a Delaware corporation, (Boeing) and China Eastern Airlines Corporation Limited, a People’s Republic of China corporation, (Customer) with China Eastern Aviation Import and Export Trading Corp., Ltd. and Eastern Air Overseas (Hong Kong) Ltd. as consenting parties (Consenting Parties) relating to the purchase and sale of Model 737-800 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated March 7, 2001 between the parties, identified as AGTA/CEA (AGTA). Boeing and Consenting Parties consent and agree that Customer may utilize the AGTA for the Purchase Agreement, and Customer agrees to be bound by the terms and conditions of the AGTA. All capitalized terms used but not defined in this Purchase Agreement have the same meaning as in the AGTA.

1.            Quantity. Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-800 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.            Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.            Price.

3.1           Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2           Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.            Payment.

4.1           The standard advance payment schedule for the Model 737-800 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of one percent (1%), on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

CEA-PA-4077	PA Page 1

BOEING PROPRIETARY

4.2           Not Used.

4.3           For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4           Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.            Additional Terms.

5.1           Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2           Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3           Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4           Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has taken possession of a 737-800 aircraft whether such aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of 737-800 aircraft.

5.5           Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6           Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7           Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

CEA-PA-4077	PA Page 2

BOEING PROPRIETARY

5.8           Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

June 13, 2014
Date

THE BOEING COMPANY	China Eastern Airlines Corporation Limited

/s/ Mark A. Mignon	/s/ Tang Bing
Signature	Signature

Mark A. Mignon	Tang Bing
Printed name	Printed name

Attorney-In-Fact	ATTORNEY-IN-FACT
Title	Title

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION	EASTERN AIR OVERSEAS (HONG KONG) LTD.

/s/ Yang Zhi Jie	/s/ Wu Yong Liang
Signature	Signature

Yang Zhi Jie	Wu Yong Liang
Printed Name	Printed Name

Attorney-In-Fact	ATTORNEY-IN-FACT
Title	Title

CEA-PA-4077	PA Page 3

BOEING PROPRIETARY

Table 1 To

Purchase Agreement No. PA-4077

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	174,200 pounds
Engine Model/Thrust:	CFM56-7B26	26,400 pounds
Airframe Price:		$81,161,000
Optional Features:		$5,208,700
Sub-Total of Airframe and Features:		$86,369,700
Engine Price (Per Aircraft):		$0
Aircraft Basic Price (Excluding BFE/SPE):		$86,369,700
Buyer Furnished Equipment (BFE) Estimate:		$1,650,000
Seller Purchased Equipment (SPE) Estimate:		$1,550,000

***

CEA-PA-4077	BOEING PROPRIETARY	Page 1

Table 1 To

Purchase Agreement No. PA-4077

Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of
Date	Aircraft	***	***	***	***	***	***
Nov-2017	1	***	***	***	***	***	***
Apr-2018	1	***	***	***	***	***	***
Jun-2018	1	***	***	***	***	***	***
Aug-2018	1	***	***	***	***	***	***
Oct-2018	1	***	***	***	***	***	***
Dec-2018	1	***	***	***	***	***	***

Total:	20

CEA-PA-4077	BOEING PROPRIETARY	Page 2

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Exhibit A to Purchase Agreement Number PA-4077

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-800 AIRCRAFT

The Detail Specification is Boeing document number D019A001CEA38P, dated as of August 20, 2012. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

CEA-PA-4077-Exhibit A-1	EXA Page 1

BOEING PROPRIETARY

CR	PA 4077 Exhibit A 737-800 Title
***	***

CEA-PA-4077	BOEING PROPRIETARY	EXA Page 1

CR	PA 4077 Exhibit A 737-800 Title
***	***

CEA-PA-4077	BOEING PROPRIETARY	EXA Page 2

CR	PA 4077 Exhibit A 737-800 Title
***	***

CEA-PA-4077	BOEING PROPRIETARY	EXA Page 3

CR	PA 4077 Exhibit A 737-800 Title
***	***

CEA-PA-4077	BOEING PROPRIETARY	EXA Page 4

CR	PA 4077 Exhibit A 737-800 Title
***	***

CEA-PA-4077	BOEING PROPRIETARY	EXA Page 5

AIRCRAFT DELIVERY REQUIREMENTS AND

 RESPONSIBILITIES

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Exhibit B to Purchase Agreement Number PA-4077

BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-800 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	Government Documentation Requirements.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1     Airworthiness and Registration Documents. Not later than *** prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than *** prior to delivery of each Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2	Certificate of Sanitary Construction.

1.2.1     U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2     Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least *** prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3	Customs Documentation.

1.3.1     Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than *** prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

CEA-PA-4077-Exhibit B	EXB Page 1

BOEING PROPRIETARY

1.3.2     General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3     Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.	Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.	Notice of Flyaway Configuration.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

CEA-PA-4077-Exhibit B	EXB Page 2

BOEING PROPRIETARY

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

4.	Delivery Actions By Boeing.

4.1       Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2       Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3       Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

***

Aircraft Model	***
737

4.5       Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6       Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's subsidiary to Customer.

4.7       Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	Delivery Actions By Customer.

5.1       Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2       Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

CEA-PA-4077-Exhibit B	EXB Page 3

BOEING PROPRIETARY

5.3       Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4       TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5       Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

CEA-PA-4077-Exhibit B	EXB Page 4

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Supplemental Exhibit AE1

to Purchase Agreement Number PA-4077

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-800 AIRCRAFT

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Where:

Pa =  Airframe Price Adjustment. (For Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 747-8, 777-200LR, 777-F, and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

P =    Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (BLS Series ID CIU20232110000001), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

CEA-PA-4077-AE1	AE1 Page 1

BOEING PROPRIETARY

Where:

ICIb is the base year index (as set forth in Table 1 of this Purchase Agreement): and

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of 0.005 X (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	.65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	.35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

CEA-PA-4077-AE1	AE1 Page 2

BOEING PROPRIETARY

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1        If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2        Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3        In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4        If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

CEA-PA-4077-AE1	AE1 Page 3

BOEING PROPRIETARY

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

CEA-PA-4077-AE1	AE1 Page 4

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-4077

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	02/01/15

Galley Inserts	02/01/15

Seats (passenger)	12/01/14

Overhead & Audio System	06/01/15

In-Seat Video System	12/01/15

Miscellaneous Emergency Equipment	02/01/15

Cargo Handling Systems*
(Single Aisle Programs only)	06/01/15

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before ten (10) days after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.	On-dock Dates and Other Information.

On or before nine (9) months, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

CEA-PA-4077-BFE1	BFE1 Page 1

BOEING PROPRIETARY

Nominal Del Date	Aircraft Qty	Seats	Galley/ Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Feb 2016	1	12/15/15	12/08/15	10/15/15	12/08/15	12/08/15	12/08/15	08/31/15	11/20/15	07/29/15	11/05/15
Apr 2016	1	02/23/16	02/16/16	12/18/15	02/16/16	02/16/16	02/16/16	11/02/15	02/02/16	09/30/15	01/18/16
May 2016	1	03/23/16	03/16/16	01/26/16	03/16/16	03/16/16	03/16/16	12/03/15	03/02/16	10/29/15	02/16/16
Sep 2016	1	07/25/16	07/18/16	05/25/16	07/18/16	07/18/16	07/18/16	04/11/16	07/01/16	03/09/16	06/16/16
Oct 2016	1	08/23/16	08/16/16	06/24/16	08/16/16	08/16/16	08/16/16	05/10/16	08/02/16	04/07/16	07/18/16
Nov 2016	1	09/22/16	09/15/16	07/26/16	09/15/16	09/15/16	09/15/16	06/09/16	08/31/16	05/06/16	08/16/16
Dec 2016	1	10/21/16	10/14/16	08/24/16	10/14/16	10/14/16	10/14/16	07/11/16	09/30/16	06/07/16	09/15/16
Mar 2017	1	01/20/17	01/13/17	11/15/16	01/13/17	01/13/17	01/13/17	09/30/16	12/22/16	08/29/16	12/07/16
Apr 2017	1	02/22/17	02/15/17	12/19/16	02/15/17	02/15/17	02/15/17	11/02/16	02/01/17	09/30/16	01/17/17
May 2017	1	03/22/17	03/15/17	01/24/17	03/15/17	03/15/17	03/15/17	12/01/16	03/01/17	10/28/16	02/14/17
Jun 2017	1	04/21/17	04/14/17	02/23/17	04/14/17	04/14/17	04/14/17	01/10/17	03/31/17	11/30/16	03/16/17
Jul 2017	1	05/23/17	05/16/17	03/27/17	05/16/17	05/16/17	05/16/17	02/09/17	05/02/17	01/09/17	04/17/17
Aug 2017	1	06/21/17	06/14/17	04/24/17	06/14/17	06/14/17	06/14/17	03/09/17	05/31/17	02/06/17	05/15/17
Sep 2017	1	07/25/17	07/18/17	05/25/17	07/18/17	07/18/17	07/18/17	04/11/17	07/03/17	03/09/17	06/16/17
Nov 2017	1	09/22/17	09/15/17	07/26/17	09/15/17	09/15/17	09/15/17	06/09/17	08/31/17	05/08/17	08/16/17
Apr 2018	1	02/21/18	02/14/18	12/18/17	02/14/18	02/14/18	02/14/18	10/31/17	01/31/18	09/28/17	01/16/18
Jun 2018	1	04/24/18	04/17/18	02/26/18	04/17/18	04/17/18	04/17/18	01/11/18	04/03/18	12/01/17	03/19/18
Aug 2018	1	06/22/18	06/15/18	04/26/18	06/15/18	06/15/18	06/15/18	03/13/18	06/01/18	02/08/18	05/17/18
Oct 2018	1	08/22/18	08/15/18	06/26/18	08/15/18	08/15/18	08/15/18	05/11/18	08/01/18	04/10/18	07/17/18
Dec 2018	1	10/24/18	10/17/18	08/28/18	10/17/18	10/17/18	10/17/18	07/13/18	10/03/18	06/12/18	09/18/18
Total	20

CEA-PA-4077-BFE1	BFE1 Page 2

BOEING PROPRIETARY

3.	Additional Delivery Requirements – Import

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

CEA-PA-4077-BFE1	BFE1 Page 3

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION LIMITED

Supplemental Exhibit CS1

to Purchase Agreement Number PA-4077

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.          Planning Assistance: Spares.

Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

2.          Technical Data and Documents

Boeing will provide, as applicable, technical data and documents provided with previously delivered aircraft.

CEA-PA-4077-CS1	CS1 Page 1
BOEING PROPRIETARY

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION LIMITED

Supplemental Exhibit EE1

to Purchase Agreement Number PA-4077

BOEING PROPRIETARY

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-800 AIRCRAFT

1.	Engine Escalation.

No separate engine escalation methodology is defined for the 737-600, -700, -800, -900 or -900ER Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.	Engine Warranty And Product Support Plan.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1         Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2         Patents.

2.2.1       CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

CEA-PA-4077-EE1		EE1 Page 1
BOEING PROPRIETARY

2.2.2       CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3       The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

2.3         Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

2.4         Warranty Pass-On.

2.4.1       If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2       Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3       In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5         New Engine Warranty.

2.5.1       CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

(i)	Parts Credit Allowance will be granted for any Failed Parts.

(ii)	Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

(iii)	Such Parts Credit Allowance and Labor Allowance will be: One hundred percent (100%) from new to two thousand five hundred (2,500) Flight Hours and decreasing pro rata from one hundred percent (100%) at two thousand five hundred (2,500) Flight Hours to zero percent (0%) at three thousand (3,000) Flight Hours.

CEA-PA-4077-EE1		EE1 Page 2
BOEING PROPRIETARY

2.5.2.	As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first at two thousand five hundred (2,500) Flight Hours and at a charge to Customer increasing pro rata from zero percent (0%) of CFM's repair cost at two thousand five hundred (2,500) Flight Hours to one hundred percent (100%) of such CFM repair costs at three thousand (3,000) Flight Hours.

(ii)	Transportation to and from the designated facility shall be at Customer's expense.

2.6         New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1       During the first one thousand (1,000) Flight Hours for such Parts and Expendable Parts, CFM will grant one hundred percent (100%) Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2       CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from one hundred percent (100%) at one thousand (1,000) Flight Hours Part Time to zero percent (0%) at the applicable hours designated in Table 1.

2.7         Ultimate Life Warranty.

2.7.1	CFM warrants Ultimate Life limits on the following Parts:

(i)	Fan and Compressor Disks/Drums

(ii)	Fan and Compressor Shafts

(iii)	Compressor Discharge Pressure Seal (CDP)

(iv)	Turbine Disks

(v)	HPT Forward and Stub Shaft

(vi)	LPT Driving Cone

(vii)	LPT Shaft and Stub Shaft

2.7.2       CFM will grant a pro rata Parts Credit Allowance decreasing from one hundred percent (100%) when new to zero percent at twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles.

CEA-PA-4077-EE1		EE1 Page 3
BOEING PROPRIETARY

2.8         Campaign Change Warranty.

2.8.1       A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules

(i)	One hundred percent (100%) for Parts in inventory or removed from service when new or with two thousand five hundred (2,500) Flight Hours or less total Part Time.

(ii)	Fifty percent (50%) for Parts in inventory or removed from service with over two thousand five hundred (2,500) Flight Hours since new, regardless of warranty status.

2.8.2       Labor Allowance - CFM will grant one hundred percent (100%) Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3       Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9         Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

CEA-PA-4077-EE1		EE1 Page 4
BOEING PROPRIETARY

2.10      Indemnity and Contribution.

2.10.1     IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2     CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

CEA-PA-4077-EE1		EE1 Page 5
BOEING PROPRIETARY

TABLE 1

CFM56 WARRANTY PARTS LIST

FLIGHT HOURS

Flight Hours
	2000	3000	4000	6000	8000	12000
Fan Rotor/Booster
Blades		X
Disk, Drum						X
Spinner		X
Fan Frame
Casing					X
Hub & Struts			X
Fairings			X
Splitter (Mid Ring)			X
Vanes		X
Engine Mount			X
No. 1 & No. 2 Bearing Support
Bearings			X
Shaft						X
Support (Case)			X
Inlet Gearbox & No. 3 Bearing
Bearings			X
Gear			X
Case			X
Compressor Rotor
Blades		X
Disk & Drums						X
Shaft						X
Compressor Stator
Casing					X
Shrouds		X
Vanes		X
Variable Stator Actuating Rings		X
Combustor Diffuser Nozzle (CDN)
Casings		X
Combustor Liners		X
Fuel Atomizer		X
HPT Nozzle		X
HPT Nozzle Support			X
HPT Shroud		X
HPT Rotor
Blades			X
Disks						X
Shafts						X
Retaining Ring		X
LP Turbine

CEA-PA-4077-EE1		EE1 Page 6
BOEING PROPRIETARY

TABLE 1

CFM56 WARRANTY PARTS LIST

FLIGHT HOURS

Flight Hours
	2000	3000	4000	6000	8000	12000
Casing				X
Vane Assemblies		X
Interstage Seals		X
Shrouds		X
Disks					X
Shaft						X
Bearings			X
Blades		X
Turbine Frame
Casing & Struts				X
Hub			X
Sump			X
Accessory & Transfer Gearboxes
Case			X
Shafts			X
Gears			X
Bearings			X
Air-Oil Seals		X
Controls & Accessories
Engine	X
Condition Monitoring Equipment	X

CEA-PA-4077-EE1		EE1 Page 7
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION LIMITED

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-4077

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-800 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-4077.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

CEA-PA-4077-SLP1	SLP1 Page 1

BOEING PROPRIETARY

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

CEA-PA-4077-SLP1	SLP1 Page 2

BOEING PROPRIETARY

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE:                The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

CEA-PA-4077-SLP1	SLP1 Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302561

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Government Approval

Reference:	Purchase Agreement No. PA-4077 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Government Approval.

Customer will use its best efforts to obtain all required approvals from the People’s Republic of China (Government Approval) for the import of the Aircraft and will advise Boeing promptly in writing after such approval has been obtained.

2.	Boeing Process Support.

Boeing acknowledges that Government Approval is required before Customer can import the Aircraft into the People’s Republic of China. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

3.	Flexibility.

***

BOEING PROPRIETARY

3.1          Reschedule Aircraft. Boeing may reschedule any or all of the Aircraft. Boeing will give Customer twenty business days advance notice of any such Aircraft rescheduling, and will not reschedule Aircraft for which Customer is successful in obtaining Government Approval prior to the expiration of such 20 business day notification period.

The following terms shall apply to the rescheduled Aircraft.

3.1.1        The Escalation Adjustment for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

3.1.2        Advance payments for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

3.1.3        The Advance Payment Base Price will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement. The credit memoranda Boeing provides to the Customer which are noted as “subject to escalation” will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

3.1.4        As any delivery reschedule contemplated by this Letter Agreement is a direct result of not obtaining Government Approval in a timely fashion, Boeing will retain all advance payments received for a particular Aircraft prior to the reschedule of that Aircraft and apply those payments towards the future advance payments for that same rescheduled Aircraft. In no case will Boeing pay interest on any excess advance payment amounts or early payment resulting from the reschedule of the relevant Aircraft.

3.2          Terminate Aircraft. Boeing may terminate the Aircraft by providing Customer with written notice of such termination and shall promptly return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Aircraft.

4.	Confidential Treatment.

Boeing and Buyer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

CEA-PA-4077-LA-1302561 Government Approval	LA Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4077-LA-1302561
Government Approval	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302562

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. PA-4077 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.          Liquidated Damages.

***

2.         Interest.

***

BOEING PROPRIETARY

***

3.	Airframe Price Adjustment for Non-Excusable Delay.

The calculation of the Airframe Price Adjustment will be based on the Scheduled Delivery Month.

4.	Right of Termination.

***

5.	Termination: Payment.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non- Excusable Delay, Boeing will pay Customer:

***

6.	Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

CEA-PA-4077-LA-1302562

Liquidated Damages Non-Excusable Delay	LA Page 2

BOEING PROPRIETARY

7.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

8.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4077-LA-1302562

Liquidated Damages Non-Excusable Delay	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302564

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-4077 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

1.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4077-LA-1302564
Performance Guarantees	LA Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-4077 LA-1302564

CFM56-7B26E Engines

MODEL 737-89P WITH WINGLETS PERFORMANCE GUARANTEES

FOR CHINA EASTERN AIRLINES CORPORATION LIMITED

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

CEA-PA-4077-LA-1302564
Performance Guarantees	LA Page 3

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-4077 LA-1302564

CFM56-7B26E Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-89P Aircraft with winglets and a maximum takeoff weight of 174,200 pounds, a maximum landing weight of 144,000 pounds, and a maximum zero fuel weight of 136,000 pounds, and equipped with Boeing furnished CFM56-7B26E engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of 174,200 pounds, at a temperature of 30°C, at a sea level altitude, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:	7,950 Feet

2.2	Landing

The FAA approved landing field length at a gross weight of 144,000 pounds and at a sea level altitude, shall not be more than the following guarantee value:

GUARANTEE:	5,350 Feet

2.3	Cruise Range

The still air range at an initial cruise altitude of 36,000 feet on a standard day at 0.78 Mach number, starting at a gross weight of 150,000 pounds and consuming 20,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	1,800	Nautical Miles
TOLERANCE:	-35	Nautical Miles
GUARANTEE:	1,765	Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

CEA-PA-4077-LA-1302564
Performance Guarantees	LA Page 4

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-4077 LA-1302564

CFM56-7B26E Engines

3	MANUFACTURER'S EMPTY WEIGHT

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value specified in the Customer’s Detail Specification plus one percent.

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in D019A001, Revision M, "Configuration Specification, Model 737-600, 737-700, 737-800, 737-900ER", dated January 30, 2009, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)   Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)   The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 44, dated August 24, 2009.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

CEA-PA-4077-LA-1302564
Performance Guarantees	LA Page 5

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-4077 LA-1302564

CFM56-7B26E Engines

5.4	The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category C brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5	The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.6	The cruise range guarantee is based on an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

5.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff and landing guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

CEA-PA-4077-LA-1302564
Performance Guarantees	LA Page 6

BOEING PROPRIETARY

Attachment to Letter Agreement No.

CEA-PA-4077 LA-1302564

CFM56-7B26E Engines

6.3	Compliance with the takeoff guarantee shall be shown using an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

6.4	Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.5	Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

CEA-PA-4077-LA-1302564
Performance Guarantees	LA Page 7

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302595

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

***

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES	CHINA EASTERN AVIATION IMPORT &
CORPORATION LIMITED	EXPORT CORPORATION

By	/s/ Tang Bing	By	/s/ Yang Zhi Jie

Its	attorney-in-fact	Its	Attorney-In-Fact

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302596

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

***

2.	Shareholder Approval.

***

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4077-LA-1302596
Shareholder Approval	LA Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302601

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Payment Matters

Reference:	Purchase Agreement No. 4077 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Advance Payments for the Aircraft.

1.1           Agreed Deferral. It is understood that Customer’s ability to make advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that all advance payments due on the effective date of the Purchase Agreement, as specified in Article 4.2, and those that shall become due during the time from the effective date and deferred due date, may be deferred without interest until ten business days after the effective date of the Purchase Agreement, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

1.2           Advance Payment Invoices. Boeing will provide invoices to Customer for all advance payments due pursuant to Article 4.2 of the Purchase Agreement, at least thirty (30) days prior to the due date thereof.

2.          Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoices for such payment at least 30 days prior to Aircraft delivery.

3.          Rescheduling of Aircraft.

In the event that Customer is not able to make the advance payments described above by the tenth business day after the effective date of the Purchase Agreement, Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing’s production considerations and constraints, unless the advance payments for all Aircraft are current in accordance with the Purchase Agreement. Boeing will give Customer ten days advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such ten day notification period.

BOEING PROPRIETARY

4.          Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of 3. above, the Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within thirty (30) days after the ten day advance notice is given.

5.          Default Interest.

***

6.          Alternative Methodology.

In the event that circumstances described in paragraph 5. above occur, Customer and Boeing agree that Customer may exercise an alternative method of compensation to Boeing. Such alternative method is described below.

6.1           Dollar Day Principal. With respect to the delayed payment of advance payments described in paragraph 5. above, the dollar day principal adheres to the rule that for every day that a dollar is delayed, Customer agrees to accelerate a dollar by a day when making future advance payments, thereby accelerating the future advance payment due date. The dollar day principal shall be applied such that the acceleration of the advance payment due date shall minimize the time period for repayment of the delayed payment(s), and recapture the normal advance payment schedule established by Table 1 of the Purchase Agreement. The parties recognize that the actual accelerated advance payment schedule cannot be determined until such time as Customer makes the payment for the delayed advance payments contemplated by paragraph 5. above.

Boeing shall establish the accelerated advance payment schedule based upon the above principal and Customer will make payments in the amounts and on the dates indicated for the accelerated schedule.

6.2           Default Procedure. In the event that Customer fails to make the accelerated advance payments in the amounts and on the dates established by the parties, or if the parties are unable to agree on the dates and amounts for the accelerated advance payments, the Customer shall pay interest as described in paragraph 5. above.

CEA-PA-4077-LA-1302601	LA Page 2
Payment Matters
BOEING PROPRIETARY

7.          Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A. Mignon

Its	ATTORNEY-IN-FACT

ACCEPTED AND AGREED TO this
Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4077-LA-1302601	LA Page 3
Payment Matters
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302559

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. PA-4077 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737-700 or 737-900 aircraft (Substitute Aircraft) in place of any Aircraft, subject to the following terms and conditions:

1.          Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(i)          ***

(ii)         ***

2.          Boeing’s Production Capability.

2.1           Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer within ten (10) business days of Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

BOEING PROPRIETARY

2.2           If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then within ten (10) business days of Customer’s notice of intent, Boeing shall make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.3           All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 3. below.

3.          Definitive Agreement

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2. above.

4.          Price and Advance Payments.

4.1           The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Price (APBP) will be adjusted to Boeing’s and the engine manufacturer’s then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

If the APBP for any Substitute Aircraft is higher than the APBP of the Aircraft, Customer will pay to Boeing the amount of the difference in Advance Payments as of the date of execution of the definitive agreement for the Substitute Aircraft. If the APBP of the Substitute Aircraft is lower than the APBP of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due, at which time Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described herein.

5.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

CEA-PA-4077-LA-1302559	LA Page 2
Aircraft Model Substitution
BOEING PROPRIETARY

6.          Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A. Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4077-LA-1302559	LA Page 3
Aircraft Model Substitution
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302566

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Significant Aircraft Improvement

Reference:	Purchase Agreement No. PA-4077 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Significant Improvement.

During the delivery stream of the Aircraft Boeing may make, or cause to be made, improvements to the 737 aircraft. These changes may be in the form of a performance improvement package or a transition of Aircraft to the re-engined 737 family of aircraft (Significant Improvement). Boeing may take the following actions with regards to offering the Significant Improvement:

1.1           Boeing will have the right to incorporate the Significant Improvement and update the Performance Guarantees for the affected Aircraft.

1.2           In addition to Article 1.1, Boeing, after good faith discussions with Customer, may elect to revise the commercial terms of the Purchase Agreement. Customer may elect not to accept the revised commercial terms and terminate the Purchase Agreement with respect to the affected Aircraft delivering in 2016 or later subject to the notice period described in Article 2. If Customer does not accept the revised commercial terms within thirty (30) days of the notice, or such time as may be mutually agreed upon, Boeing will have the right to terminate the Purchase Agreement with respect to the affected Aircraft.

2.          Notice and Purchase Agreement Amendment.

***

BOEING PROPRIETARY

2.1           If Boeing provides Customer only notice of the option described in Article 1.1 above, then the notice will constitute an amendment to the Purchase Agreement effective on the date of the notice.

2.2           If Boeing provides Customer notice of the option described in Article 1.2, then the notice will include a proposed amendment to the Purchase Agreement. In the event Boeing or Customer exercise its option to terminate the affected Aircraft in accordance with Article 1.2, then Boeing will amend the Purchase Agreement to reflect the termination of the affected Aircraft and return to Customer, without interest, all advance payments paid by Customer for the terminated Aircraft.

3.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4.          Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-04077-LA-1302566	LA Page 2
Significant Aircraft Improvement

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A. Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-04077-LA-1302566	LA Page 3
Significant Aircraft Improvement
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302568

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-4077 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

BOEING PROPRIETARY

***

CEA-PA-4077-LA-1302568	LA Page 2
Special Matters
BOEING PROPRIETARY

***

5.          Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.          Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind any business concessions or delivery positions that are the subject of the unauthorized disclosure by Customer.

CEA-PA-04077-LA-1302568	LA Page 3
Special Matters
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A. Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-04077-LA-1302568	LA Page 4
Special Matters
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1302604

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. 4077 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Aircraft Applicability.

The terms of this Letter Agreement are applicable only to the firm Aircraft included in Table 1 of the Purchase Agreement at the time of signing, that have scheduled Delivery Dates during the time period from January 2016 through December 2018 (the Included Aircraft).

***

BOEING PROPRIETARY

4.          Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Included Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Included Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

5.          Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

6.          Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-4077-LA-1302604	LA Page 2
Special Escalation Program
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A. Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

Attachment

CEA-PA-4077-LA-1302604	LA Page 3
Special Escalation Program
BOEING PROPRIETARY

Attachment to

CEA-PA-4077-LA-1302604

SPECIAL ESCALATION PROGRAM FACTORS

Included Aircraft with scheduled Delivery Dates:

Calendar Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2016	1.1280	1.1312	1.1344	1.1377	1.1410	1.1442	1.1475	1.1508	1.1541	1.1574	1.1608	1.1641
2017	1.1674	1.1708	1.1741	1.1775	1.1809	1.1843	1.1877	1.1911	1.1945	1.1979	1.2014	1.2048
2018	1.2083	1.2118	1.2152	1.2187	1.2222	1.2257	1.2293	1.2328	1.2363	1.2399	1.2434	1.2470

Note:

The Special Escalation Program Factors above reflect an annual rate of escalation of 3.5% per year.

CEA-PA-4077-LA-1302604	LA Page 4
Special Escalation Program
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4077-LA-1303852

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Volume Agreement

Reference:	Purchase Agreement No. PA-4077 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

***

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	Mark A. Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4077-LA-1303852	LA Page 2
Volume Agreement
BOEING PROPRIETARY